                                                                     Exhibit 4.8


--------------------------------------------------------------------------------



                        SPIEGEL CREDIT CORPORATION III,
                                    Seller,

                        FIRST CONSUMERS NATIONAL BANK,
                                   Servicer,

                                      and

                        HARRIS TRUST AND SAVINGS BANK,
                                    Trustee

               on behalf of the Series 1995-A Certificateholders

--------------------------------------------------------------------------------

                           SERIES 1995-A SUPPLEMENT

                          Dated as of March 16, 1995

                                      to

             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                         Dated as of December 13, 1994

--------------------------------------------------------------------------------

                                 $350,000,000

                             SPIEGEL MASTER TRUST

                                 Series 1995-A


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                      Page

SECTION 1.     Designation...........................................................................    1

SECTION 2.     Definitions...........................................................................    1

SECTION 3.     Reassignment and Transfer Terms.......................................................   11

SECTION 4.     Delivery and Payment for the Series 1995-A Certificates...............................   11

SECTION 5.     Form of Delivery of Series 1995-A Certificates........................................   11

SECTION 6.     Article IV of Agreement...............................................................   12

SECTION 7.     Article V of the Agreement............................................................   23

SECTION 8.     Series Pay Out Events.................................................................   26

SECTION 9.     Article I of Agreement................................................................   28

SECTION 10.    Article VI of Agreement...............................................................   29

SECTION 11.    Exhibits to Agreement.................................................................   36

SECTION 12.    Terms Change Condition................................................................   36

SECTION 13.    Permitted Successor Servicer..........................................................   37

SECTION 14.    Successors and Assigns................................................................   37

SECTION 15.    Final Distribution....................................................................   37

SECTION 16.    Constituent Class C Certificates......................................................   37

SECTION 17.    Amendments............................................................................   38

SECTION 18.    Effectiveness.........................................................................   38

SECTION 19.    Ratification of Agreement.............................................................   39

SECTION 20.    Counterparts..........................................................................   39

SECTION 21.    Governing Law.........................................................................   39

EXHIBITS

Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class B Certificate
Exhibit C      Form of Class C Certificate
Exhibit D      Form of Monthly Payment Instructions and Notification to Trustee
Exhibit E      Form of Monthly Certificateholders' Statement
Exhibit F-1    Exhibit I-1 to Amended and Restated Pooling and Servicing Agreement
Exhibit F-2    Exhibit I-2 to Amended and Restated Pooling and Servicing Agreement
Exhibit G-1    Exhibit J-1 to Amended and Restated Pooling and Servicing Agreement
Exhibit G-2    Exhibit J-2 to Amended and Restated Pooling and Servicing Agreement
Exhibit G-3    Exhibit J-3 to Amended and Restated Pooling and Servicing Agreement

          SERIES 1995-A SUPPLEMENT AND AMENDMENT NO. 1, dated as of March 16, 1995 (this "Series Supplement"), among Spiegel Credit Corporation III, a Delaware corporation, as Seller, First Consumers National Bank, a national banking association, as Servicer, and Harris Trust and Savings Bank, as Trustee under the Amended and Restated Pooling and Servicing Agreement dated as of December 13, 1994 among Seller, the Servicer and the Trustee (the "Agreement").

          Section 13.1 of the Agreement provides that the Agreement may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement, provided, that such action shall not, as evidenced by an Opinion of Counsel reasonably acceptable to the Rating Agencies, adversely affect in any material respect the interests of the Certificateholders.

          Section 6.12 of the Agreement provides, among other things, that Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by Seller to the Trustee for execution and authentication of one or more Series of Certificates.

          Pursuant to this Series Supplement, Seller shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof and add and amend certain provisions of the Agreement.

          SECTION 1. Designation.  There is hereby created a Series of
                     -----------
Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Series 1995-A Certificates". The Series 1995-A Certificates shall be issued in three Classes, which shall respectively be known as the "Series 1995-A Class A Certificates" (the "Class A Certificates"), the "Series 1995-A Class B Certificates" (the "Class B Certificates") and the "Series 1995-A Class C Certificates" (the "Class C Certificates").

          SECTION 2. Definitions.
                     -----------

          In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-A Certificates and no other Series of Certificates issued by the Trust.

     "Accrual Period" shall mean the period from and including a Distribution Date (or in the case of the initial Accrual Period, the Closing Date) to but excluding the succeeding Distribution Date.

     "Additional Accounts Enhancement Increase Condition" shall mean the condition that, after giving effect to the inclusion of any Additional Accounts in the Trust to which subsection 2.6(f)(ii) is applicable and with respect to which the Rating Agency Condition has not been satisfied, the Required Class C Percentage shall equal or exceed the applicable amount specified in the definition of Enhancement Increase Amount. Such condition shall be deemed to be continuing until the Rating Agency Condition has been satisfied subsequent to and taking into consideration the addition of Additional Accounts that gave rise to such condition.

     "Aggregate Class C Increase Amount" shall mean the cumulative amount of Class C Increase Amounts.

     "Amortization Period" shall mean the period following the Revolving Period which shall be either the Controlled Amortization Period or the Rapid Amortization Period.

     "Base Class C Percentage" shall mean, with respect to any date of determination, 26%; provided that the Seller may reduce such percentage from time to time so long as (i) the Rating Agency Condition has been satisfied with respect to such reduction and (ii) the Trustee and the Seller shall have received an opinion of Rooks, Pitts and Poust or other outside tax counsel to the effect that such reduction will not cause outstanding Class A Certificates and Class B Certificates to be characterized as other than indebtedness for federal income tax purposes.

     "Base Rate" shall mean, with respect to any Monthly Period, (i) the sum of
(a) the amount of interest accrued or to accrue on the Class A Certificates, the Class B Certificates and (at any time after the Class C Certificates have been assigned an interest rate pursuant to Section 16(a) of this Series Supplement) the Class C Certificates for the Accrual Period ending in the month following the end of such Monthly Period and (b) the amount of the Investor Monthly Servicing Fee allocable to the Series 1995-A Certificates in respect of such Monthly Period divided by (ii) the Investor Amount as of the last day of the preceding Monthly Period times (iii) 12.

     "Certificateholder" shall mean the holder of record of any Certificate.

     "Certificate Interest" shall mean the Class A Certificate Interest and the Class B Certificate Interest.

     "Certificates" shall mean the Class A Certificates, the Class B Certificates and the Class C Certificates.

     "Class A Certificateholder" shall mean the holder of record of any Class A Certificate.

     "Class A Certificate Interest" shall have the meaning specified in subsection 4.6(a)(ii).

     "Class A Certificate Rate" shall mean 7.50% per annum, calculated based upon a year consisting of twelve 30 day months.

     "Class A Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

     "Class A Expected Payment Date" shall mean the Distribution Date that occurs in September, 2000.

     "Class A Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Class A Investor Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs over Class A Investor Charge Offs reimbursed pursuant to subsection 4.6(e) prior to such date of determination.

     "Class A Investor Charge Off" shall have the meaning specified in Section 4.5.

     "Class A Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Investor Amount determined as of the last day of the Monthly Period immediately preceding such date of determination and the denominator of which is the Investor Amount determined as of such last day.

     "Class A Monthly Total Principal Allocation" shall have the meaning specified in subsection 4.4(b)(ii).

     "Class A Principal Allocation" shall have the meaning specified in subsection 4.4(b)(ii).

     "Class A Pool Factor" as of any Record Date, shall mean a number rounded to seven decimals representing the ratio of the Class A Investor Amount as of such Record Date (determined after taking into account any reduction in such Class A Investor Amount which will occur on the following Distribution Date) to the Initial Class A Investor Amount.

     "Class B Certificateholder" shall mean the holder of record of any Class B Certificate.

     "Class B Certificate Interest" shall have the meaning specified in subsection 4.6(b)(ii).

     "Class B Certificate Rate" shall mean 7.75% per annum, calculated based upon a year consisting of twelve 30 day months.

     "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

     "Class B Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Class B Investor Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the sum of the aggregate amount of Class B Investor Charge Offs and Class B Reallocated Amounts over Class B Investor Charge Offs and Class B Reallocated Amounts reimbursed pursuant to subsection 4.6(e) or Class B Reallocated Amounts allocated to the Class C Investor Amount pursuant to Section 4.11 prior to such date of determination.

     "Class B Investor Charge Off" shall have the meaning specified in Section 4.5.

     "Class B Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Amount determined as of the end of the preceding Business Day and the denominator of which is the Investor Amount determined as of the end of such Business Day.

     "Class B Pool Factor" as of any Record Date, shall mean a number rounded to seven decimals representing the ratio of the Class B Investor Amount as of such Record Date (determined after taking into account any reduction in such Class B Investor Amount which will occur on the following Distribution Date) to the Initial Class B Investor Amount.

     "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class A Investor Amount equals or is reduced to zero or, if there are no Collections in respect of Principal Receivables allocable to the Series 1995-A Certificates remaining after payments have been made to the Class A Certificateholders on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Investor Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

     "Class B Reallocated Amounts" shall have the meaning specified in Section 4.11.

     "Class C Certificateholder" shall mean the holder of record of any Class C Certificate.

     "Class C Increase Amount" shall mean any increase in the Class C Investor Amount as provided in Section 4.9.

     "Class C Investor Amount" shall mean, on any date of determination, an amount equal to (a) the sum of (i) the Initial Class C Investor Amount and (ii) the Aggregate Class C Increase Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class C Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the sum of the aggregate amount of Class C Investor Charge Offs and Class C Reallocated Amounts over Class C Investor Charge Offs and Class C Reallocated Amounts reimbursed pursuant to subsection 4.6(e) prior to such date of determination.

     "Class C Investor Charge Off" shall have the meaning specified in Section 4.5.

     "Class C Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Amount determined as of the end of the preceding Business Day and the denominator of which is the Investor Amount determined as of the end of such Business Day.

     "Class C Pool Factor" as of any Record Date, shall mean a number rounded to seven decimals representing the ratio of the Class C Investor Amount as of such Record Date (determined after taking into account any reduction in such Class C Investor Amount which will occur on the following Distribution Date) to the Initial Class C Investor Amount.

     "Class C Reallocated Amounts" shall have the meaning specified in Section 4.11.

     "Closing Date" shall mean March 16, 1995.

     "Controlled Amortization Period" shall mean an Amortization Period commencing on the day following the last day of the Revolving Period and continuing (i) to, but not including, the commencement of the Rapid Amortization Period or (ii) to, and including, the earlier of (a) the Trust Termination Date or (b) the Series Termination Date.

     "Controlled Distribution Amount" shall mean, for each Monthly Period which commences during the Controlled Amortization Period, $24,083,334 plus the Deficit Controlled Distribution Amount for the preceding Monthly Period.

     "Deficit Controlled Distribution Amount" shall mean, for each Monthly Period during the Controlled Amortization Period, the excess, if any, of the Controlled Distribution Amount for such Monthly Period over the Class A Monthly Total Principal Allocation for such period.

     "Distribution Account" shall have the meaning specified in subsection 4.2A(b).

     "Distribution Date" shall mean the fifteenth day of each month commencing April 17, 1995 or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

     "Enhancement Increase Amount" shall mean, with respect to any Additional Accounts Enhancement Increase Condition:

     if the Annual Quotient exceeds 1.20 but is less than or equal to 1.25, the amount, if any, that when added to the Class C Investor Amount will cause the Class C Investor Percentage (after giving effect to such increase) to equal the sum of 2% and the Base Class C Percentage then in effect; if the Annual Quotient is greater than 1.25, the amount, if any, that when added to the Class C Investor Amount will cause the Class C Investor Percentage (after giving effect to such increase) to equal the sum of 4% and the Base Class C Percentage then in effect; and
with respect to any Terms Change Enhancement Increase Condition:

     if the resulting minimum payment is less than $15 but greater than or equal to $12.50, the amount, if any, that when added to the Class C Investor Amount will cause the Class C Investor Percentage (after giving effect to such increase) to equal the sum of 1.5% and the Base Class C Investor Percentage then in effect; if the resulting minimum payment is less than $12.50, the amount, if any, that when added to the Class C Investor Amount will cause the Class C Investor Percentage (after giving effect to such increase) to equal the sum of 3% and the Base Class C Percentage then in effect.

     "Enhancement Increase Condition" shall mean either an Additional Accounts Enhancement Increase Condition or a Terms Change Enhancement Increase Condition to the extent then continuing in accordance with the terms thereof.

     "Excess Spread" shall have the meaning specified in subsection 4.6(f ).

     "Finance Charge Sub-subaccount" shall have the meaning specified in subsection 4.2A(a).

     "Initial Class A Investor Amount" shall mean $289,000,000.

     "Initial Class B Investor Amount" shall mean $61,000,000.

     "Initial Class C Investor Amount" shall mean $124,000,000.

     "Initial Investor Amount" shall mean the sum of the Initial Class A Investor Amount, the Initial Class B Investor Amount and the Initial Class C Investor Amount.

     "Investor Amount" shall mean, on any date of determination, the sum of the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount on such date of determination.

     "Investor Charge Off" shall mean a Class A Investor Charge Off, a Class B Investor Charge Off or a Class C Investor Charge Off.

     "Investor Default Amount" shall mean, for any Monthly Period, an amount equal to the product of (a) the Default Amount with respect to such Monthly Period and (b) the Investor Percentage on the first day of such Monthly Period.

     "Investor Percentage" shall mean, on any date of determination:

          (a) when used with respect to Principal Receivables during the Revolving Period, the percentage equivalent of a fraction the numerator of which shall be the Investor Amount on the preceding Business Day and the denominator of which shall be the greater of

(x) the Aggregate Principal Receivables at the end of such day and (y) the sum of the numerators used to calculate the Investor Percentages with respect to Principal Receivables on such day for all Series outstanding;

          (b) when used with respect to Principal Receivables during the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Investor Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables at the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series on such date of determination, provided, however, (A) that during the Controlled Amortization Period, the Investor Percentage of Principal Receivables may be reset by and at the option of the Servicer (and any such reset Investor Percentage will apply in any Rapid Amortization Period following the Controlled Amortization Period) for each Monthly Period to a fixed percentage equivalent of a fraction which shall not be greater than the fraction described above and shall not be less than the greater of (i) a fraction, the numerator of which is the Investor Amount, determined as of the close of business on the last day of the preceding Monthly Period, and the denominator of which is the greater of (a) the Aggregate Principal Receivables, determined as of the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series on such date of determination and (ii) a fraction that when multiplied by the amount of Collections allocable to Principal Receivables for the preceding Monthly Period will equal 110% of the Controlled Distribution Amount for the Monthly Period to which such allocation fraction will be applicable, and (B) if Series 1995-A is paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Seller may, by written notice to the Trustee, the Servicer and the Rating Agency, designate a different numerator for such fraction;

          (c) when used with respect to Finance Charge Receivables during the Revolving Period and the Controlled Amortization Period and with respect to Receivables in Defaulted Accounts at any time, the percentage equivalent of a fraction the numerator of which shall be the Investor Amount at the end of the last day of the prior Monthly Period (or, in the case of the monthly Period in which the Closing Date occurs, on the Closing Date) and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables as of the end of the Business Day preceding such date of determination and (y) the Aggregate Investor Amount at the end of such day; and

          (d) when used with respect to Finance Charge Receivables during the Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Investor Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables at the end of Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables for all outstanding Series on such date of determination.

     "Minimum Seller Percentage" shall mean 0%.

     "Monthly Period Finance Charge Sub-subaccount Allocation" shall have the meaning specified in Section 4.6.

     "Paired Series" shall mean any series of Investor Certificates that is paired with Series 1995-A in the related Supplement.

     "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

     "Pool Factor" with respect to each Class, as of any Record Date, shall mean a number rounded to seven decimals representing the ratio of the Investor Amount of such Class as of such Record Date (determined after taking into account any reduction in such Investor Amount which will occur on the following Distribution
Date) to the Initial Investor Amount of such Class.

     "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the amount of Finance Charge Collections allocated to the Series 1995-A Certificates and deposited in the Finance Charge Sub-subaccount pursuant to Section 4.4 for such Monthly Period, such sum to be calculated on a cash basis after subtracting an amount equal to the sum of the Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

     "Principal Collections Sub-subaccount" shall have the meaning specified in subsection 4.2A(a).

     "Principal Shortfall" shall mean, with respect to the Series 1995-A Certificates, on any Date of Processing during a Monthly Period, the excess of the applicable Controlled Distribution Amount over the Class A Principal Allocation for such Date of Processing and for each prior Date of Processing during such Monthly Period.

     "Rapid Amortization Period" shall mean an Amortization Period commencing on the Pay Out Commencement Date or on the first day of the Monthly Period during which the Servicer expects the Class B Principal Payment Commencement Date to occur or on the first day of the Monthly Period in which the Class A Expected Payment Date occurs and ending on the earlier to occur of (i) the Trust Termination Date or (ii) the Series Termination Date.

     "Rating Agencies" shall mean, collectively, each nationally recognized statistical rating agency which, at the request of Seller or the Servicer, has assigned a rating to one or more classes of Certificates; provided that, solely for the purpose of satisfying the Rating Agency Condition in subsection 2.8(a), Moody's shall not be a Rating Agency.

     "Reallocated Principal Collections" shall have the meaning specified in subsection 4.11(a).

     "Record Date" shall mean, with respect to any Distribution Date, the close of business on the last Business Day of the preceding month.

     "Required Class C Percentage" shall mean, with respect to any date of determination other than during the continuance of an Enhancement Increase Condition, the Base Class C Percentage, and during the continuance of an Enhancement Increase Condition, the highest then applicable percentage specified in the definition of Enhancement Increase Amount.

     "Revolving Period" shall mean the period from and including the Closing Date to and including the earliest of the close of business on the last day of the August, 1999 Monthly Period or the Pay Out Commencement Date or the close of business on the last day of the Monthly Period preceding the Monthly Period in which the Servicer expects the Class B Principal Payment Commencement Date to occur.

     "Scheduled Series 1995-A Termination Date" shall mean the Distribution Date which occurs in September, 2004.

     "Series Accounts" shall mean the Finance Charge Sub-subaccount, the Principal Collections Sub-subaccount and the Distribution Account with respect to Series 1995-A.

     "Series 1995-A" shall mean the Series of the Spiegel Master Trust represented by the Series 1995-A Certificates.

     "Series Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

     "Series Servicing Fee Percentage" shall mean two percent per annum.

     "Series Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1995-A Certificates are paid in full, or (ii) the Scheduled Series 1995-A Termination Date.

     "Shared Finance Charge Collections" shall mean the amounts allocated to the Investor Certificates (which are not retained by the Seller) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Finance Charge Collections" and which may be applied to cover the Total Deficiency Amount with respect to the Series 1995-A Certificates.

     "Shared Principal Collections" shall mean, as the context requires, either
(a) the amounts allocated to the Series 1995-A Certificates which, in accordance with subsection 4.4(b), are allocated to the Holder of the Exchangeable Seller Certificate or which, in accordance with subsection 4.4(c), are to be applied in accordance with subsection 4.3(g) or (b) the amounts allocated to the Investor Certificates (which are not retained by the Seller) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1995-A Certificates.

     "Terms Change Condition" shall have the meaning specified in Section 12 of this Series Supplement.

     "Terms Change Enhancement Increase Condition" shall mean the condition that, after giving effect to any terms change that is restricted by Section 12 of this Series Supplement and with respect to which the Rating Agency Condition has not been satisfied, the Class C Investor Percentage shall equal or exceed the applicable amount specified in the definition of Enhancement Increase Amount. Such condition shall be deemed to be continuing until the Rating Agency Condition has been satisfied subsequent to and taking into consideration the terms change that gave rise to such condition.

     "Total Deficiency Amount" shall have the meaning specified in Section 4.6.

          SECTION 3. Reassignment and Transfer Terms.
                     -------------------------------

          The Series 1995-A Certificates shall be subject to repurchase by Seller at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the sum of the Class A Investor Amount, the Class B Investor Amount and the amount of the Class C Investor Amount held by Persons other than Spiegel or any of its Affiliates is reduced to an amount less than or equal to 10% of the sum of the Initial Class A Investor Amount, the Initial Class B Investor Amount and the highest amount of the Class C Investor Amount held by Persons other than Spiegel or any of its Affiliates since the Closing Date. The deposit required in connection with any such repurchase shall be equal to (a) the Investor Amount, plus (b) accrued and unpaid interest on the Series 1995-A Certificates through and including the day preceding the day on which such repurchase occurs, less
(c) the amount on deposit in the Finance Charge Sub-subaccount which will be transferred to the Distribution Account pursuant to subsections 4.6(a), (b), (d) and (e) on the related Transfer Date, less (d) the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of subsection 4.8(a) on the related Transfer Date.

          SECTION 4. Delivery and Payment for the Series 1995-A Certificates.
                     -------------------------------------------------------
          The Trustee shall deliver the Series 1995-A Certificates when authenticated in accordance with Section 6.2.

          SECTION 5. Form of Delivery of Series 1995-A Certificates.
                     ----------------------------------------------

          (a) The Class A Certificates and Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1, 6.2, 6.9 and
6.11 of the Agreement. The Class C Certificates shall not be delivered as Book-Entry Certificates. The Series 1995-A Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement. The Class A Certificates, the Class B Certificates, and the Class C Certificates shall be substantially in the form of Exhibit A, Exhibit B and Exhibit C, respectively.

          (b) The Clearing Agency for Class A Certificates and Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of CEDE & Co., its nominee. The Class C Certificates shall be initially registered in the names of such Persons as Seller shall advise the Trustee.

          (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1995-A Certificates having Undivided Interests aggregating a specified percentage, such direction or consent may be given, in the case of the Class A Certificates and the Class B Certificates, by the relevant Certificate Owners having interests in the requisite percentage of Series 1995-A Certificates, acting through the Clearing Agency and the Clearing Agency Participants; provided, however, that the Trustee shall only be obligated to follow such directions or consents from the Clearing Agency.

          SECTION 6. Article IV of Agreement.  (a)  Sections 4.1 and 4.2 and
                     -----------------------
subsections 4.3(b) through (j) of the Agreement shall read in their entirety as provided in the Agreement. Subsection 4.3(a) of the Agreement shall read in its entirety as follows:

          (a) Collections.  The Servicer shall, subject to subsections 4.2(d),
              -----------
4.3(c) and 4.3(f) and, with respect to any Series, the provisions of the related Supplement, deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

          (b) The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1995-A
Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.1A   Rights of Investor Certificateholders.  The Series
                         -------------------------------------
1995-A Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1995-A Certificates at the times and in the amounts specified in this Agreement, (a) the related Investor Percentage of Collections,
(b) funds on deposit in the Collection Account and the Excess

Funding Account allocable to the Series 1995-A Certificates, (c) Shared Principal Collections allocated to the Series 1995-A Certificates in accordance with subsection 4.3(g) and (d) funds on deposit in the Finance Charge Sub-subaccount, the Principal Collections Sub-subaccount and the Distribution Account. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1995-A Certificates or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in the Collection Account or any other Series Account, except as specifically provided in this Article IV.

          Section 4.2A   The Series 1995-A Collection Sub-subaccount;
                         --------------------------------------------
Establishment of Distribution Account.  (a)  Pursuant to subsection 4.2(a), the
-------------------------------------
Servicer, on behalf of the Trustee, shall establish and maintain for administrative purposes only, a Principal Collections Sub-subaccount as a subaccount of the Principal Collections Subaccount and a Finance Charge Sub-subaccount as a subaccount of the Finance Charge Subaccount, in each case for the benefit of the Series 1995-A Certificateholders, bearing a designation clearly indicating that the funds allocated thereto are held in trust for the benefit of such Certificateholders. The Servicer on behalf of the Trustee at all times shall maintain accurate records reflecting each transaction in such sub-subaccounts. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from such sub-subaccounts for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile.
Funds allocated to such sub-subaccounts shall at all times be invested by the Trustee, at the direction of the Servicer, in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on the Transfer Date following the Monthly Period in which such funds were processed for collection; provided, however, that any Permitted Investment in short term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Qualified Institution in writing with respect to the investment of funds allocated to such sub-subaccounts. For purposes of determining the availability of funds or the balances in the Principal Collections Sub-subaccount or the Finance Charge Sub-subaccount for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

          (b) The Servicer, for the benefit of the Series 1995-A Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1995-A Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account. Funds on deposit in the Distribution Account shall not be invested.

          Section 4.4  Allocations.
                       -----------

          (a)  Daily Allocations During the Revolving Period.  During the
               ---------------------------------------------
Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate from the applicable subaccount of the Collection Account the following amounts as set forth below:

          (i) Allocate to the Finance Charge Sub-subaccount an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Finance Charge Collections for such Date of Processing; provided, however, that, with respect to each Monthly Period, such amount shall only be deposited in the Collection Account and allocated to the Finance Charge Sub-subaccount until such time as the amount retained in the Finance Charge Sub-subaccount equals the aggregate amount of Certificate Interest payable on the next succeeding Distribution Date plus, at any time that FCNB is not the Servicer, the Investor Monthly Servicing Fee payable on the next succeeding Transfer Date plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods.

          (ii) Pay to the Holder of the Exchangeable Seller Certificate an amount equal to the excess of (1) the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing over (2) the amount allocated to the Principal Collections Sub-subaccount pursuant to subsection 4.9(b); provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4(a)(ii) with respect to any Date of Processing would result in a Shortfall Amount on such Date of Processing, after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(e) and any reallocation of the Seller Amount as provided in Section 4.9, the Shortfall Amount shall be deposited into the Excess Funding Account.

          (b)  Daily Allocations During the Controlled Amortization Period.
               -----------------------------------------------------------
During the Controlled Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the applicable subaccount of the Collection Account the following amounts as set forth below:

          (i) Allocate to the Finance Charge Sub-subaccount an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Finance Charge Collections for such Date of Processing; provided, however, that, with respect to each Monthly Period, such amount shall only be deposited in the Collection Account and allocated to the Finance Charge Sub-subaccount until such time as the amount retained in the Finance
     Charge Sub-subaccount equals the aggregate amount of Certificate Interest payable on the next succeeding Distribution Date plus, at any time that FCNB is not the Servicer, the Investor Monthly Servicing Fee payable on the next succeeding Transfer Date plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods.

          (ii) Allocate to the Principal Collections Sub-subaccount an amount equal to the excess of (1) the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing over (2) the amount allocated to the Principal Collections Sub-subaccount pursuant to subsection 4.9(b) (for any such Date of Processing, a "Class A Principal Allocation"); provided, however, that if the sum of such Class A Principal Allocation and all preceding Class A Principal Allocations with respect to the same Monthly Period (the "Class A Monthly Total Principal Allocation") exceeds the Controlled Distribution Amount, then such excess shall not be treated as a Class A Principal Allocation and shall be paid as provided in subsection 4.4(b)(iii).

          (iii) Pay to the Holder of the Exchangeable Seller Certificate an amount equal to the excess of (1) the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing over (2) the amount allocated to the Principal Collections Sub-subaccount pursuant to subsection 4.4(b)(ii) or 4.9(b); provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4(b)(iii) with respect to any Date of Processing would result in a Shortfall Amount, the Shortfall Amount shall be deposited into the Excess Funding Account.

          (c)   Allocations During the Rapid Amortization Period.  During the
                ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the applicable subaccount of the Collection Account the following amounts as set forth below:

          (i) Allocate to the Finance Charge Sub-subaccount an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Finance Charge Collections for such Date of Processing.

          (ii) Allocate to the Principal Collections Sub-subaccount an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that after the date on which the Investor Amount minus the amount on deposit in the Principal Collections Sub-subaccount equals zero, the amount determined in accordance with this subparagraph (ii) shall be treated as Shared Principal Collections and applied in accordance with subsection 4.3(g); provided, further, that if on any Date of Processing after giving effect to the allocation set forth in this subsection 4.4(c)(ii) for such Date of Processing in such Monthly Period the amount credited to the Principal Collections Sub-subaccount is less than the Investor Amount, then Shared Principal Collections from other Series, if any, allocable to the Series 1995-A Certificates pursuant to subsection 4.3(g) will be deposited in the Principal Collections Sub-subaccount to the extent of such shortfall.

          (d)  Monthly Allocations During the Revolving Period and Controlled
               --------------------------------------------------------------
Amortization Period.  Prior to the commencement of the Rapid Amortization
-------------------
Period, on each Determination Date with respect to a Monthly Period, the Servicer shall deposit in the Collection Account and allocate to the Finance Charge Sub-subaccount an amount equal to the excess, if any, of the aggregate amount of Collections allocated to the Finance Charge Sub-subaccount pursuant to subsection 4.4(a)(i) or 4.4(b)(i) during such Monthly Period over the aggregate amount of Collections that would have been allocated to the Finance Charge Sub-subaccount pursuant to subsection 4.4(a)(i) or 4.4(b)(i), as the case may be, but for the proviso thereto (the "Monthly Finance Charge Allocation"); provided, however, that, so long as FCNB is the Servicer, FCNB, as Servicer, and as agent for the Holder of the Exchangeable Seller Certificate, may make a net deposit to the Collection Account on each Determination Date in an amount equal to the Monthly Finance Charge Allocation minus all amounts payable or distributable to FCNB, as Servicer, or the Holder of the Exchangeable Seller Certificate pursuant to Section 4.6 on the next succeeding Transfer Date.

          Section 4.5  Defaulted Accounts.  On each Determination Date, the
                       ------------------
Servicer shall calculate the Investor Default Amount for the preceding Monthly Period and the Total Deficiency Amount for the related Distribution Date. If on such date the Total Deficiency Amount exceeds zero (such deficiency, the "Shortfall"), the Class C Investor Amount will be reduced by the lesser of (i) the sum of (x) the Investor Default Amount and (y) the applicable Series Share of the amount of any unpaid Deposit Obligation in respect of the preceding Monthly Period and (ii) such Shortfall (together with any amount allocated to the Class C Investor Amount in accordance with the last sentence of Section 4.11, a "Class C Investor Charge Off"). In the event that such reduction would cause the Class C Investor Amount to be a negative number, the Class C Investor Amount shall be zero, and the Class B Investor Amount will be reduced by an amount equal to the excess of such reduction over the Class C Investor Amount prior to the reduction (a "Class B Investor Charge Off"). In the event that such reduction would cause the Class B Investor Amount to be a negative number, the Class B Investor Amount shall be zero, and the Class A Investor Amount will be reduced by an amount equal to the excess of such reduction over the sum of the Class B Investor Amount and the Class C Investor Amount prior to such reduction (a "Class A Investor Charge Off").

          Section 4.6  Monthly Payments.  On each Determination Date, the
                       ----------------
Servicer, pursuant to a Monthly Payment Instructions and Notification substantially in the form of Exhibit D to this Series Supplement, shall instruct the Trustee to withdraw, and on the succeeding

Transfer Date the Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Finance Charge Sub-subaccount pursuant to subsections 4.6(a), (b), (c), (d), (e) and (f) and the amounts required to be withdrawn from the Principal Collection Sub-subaccount pursuant to Section 4.11. On each Determination Date, the Servicer shall also determine the amount (the "Total Deficiency Amount"), if any, by which the sum of (a) Class A Certificate Interest and Class B Certificate Interest, calculated as set forth below, for the following Transfer Date, plus (b) the Investor Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus
(c) the Investor Default Amount, if any, for the preceding Monthly Period, plus
(d) the applicable Series Share of any unpaid Deposit Obligation for the preceding Monthly Period exceeds the aggregate of (i) amounts allocated to the Finance Charge Sub-subaccount in respect of the preceding Monthly Period plus any amount deposited in the Collection Account and allocated to the Finance Charge Sub-subaccount pursuant to 4.4(d) on the immediately preceding Determination Date, (ii) any amounts deposited or to be deposited in the Finance Charge Sub-subaccount for the prior Monthly Period, with respect to the portion of Ineligible Receivables constituting Finance Charge Receivables reassigned pursuant to subsection 2.4(d), (iii) any amounts deposited or to be deposited in the Finance Charge Sub-subaccount for the prior Monthly Period, with respect to Investor Net Recoveries and (iv) any amounts allocable to the Series 1995-A Certificates in respect of Shared Finance Charge Collections in respect of the preceding Monthly Period (such sum, the "Monthly Period Finance Charge Sub-subaccount Allocation").

          (a)  Class A Certificate Interest.  On each Transfer Date, the
               ----------------------------
Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Sub-subaccount and deposit to the Distribution Account an amount equal to the Monthly Period Finance Charge Sub-subaccount Allocation, to the extent necessary to pay interest on the Class A Certificates as follows:

          (i) in the case of the Transfer Date preceding the first Distribution Date in an amount equal to the product of (I) one-twelfth of the Class A Certificate Rate and (II) the Class A Investor Amount on the Closing Date multiplied by a fraction the numerator of which is the number of days in the related Accrual Period and the denominator of which is 30, and

          (ii) in the case of subsequent Transfer Dates in an amount equal to
     (1) the product of (I) one-twelfth of the Class A Certificate Rate and (II) the Class A Investor Amount on the preceding Distribution Date (after giving effect to any reduction therein that occurs on such preceding Distribution Date) plus (2) an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below (the "Class A Certificate Interest").

If the amounts described in this subsection 4.6(a) are insufficient to pay such amounts in respect of any Monthly Period, payments to the Class A Certificateholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any month shall be referred to as the "Class A Deficiency Amount". Interest shall accrue on Class A Deficiency

Amount for each Accrual Period at one-twelfth of the Class A Certificate Rate and such interest shall be included in the Class A Deficiency Amount. Amount for each Accrual Period at one-twelfth of the Class A Certificate Rate and such interest shall be included in the Class A Deficiency Amount.

          (b)  Class B Certificate Interest. On each Transfer Date, the Trustee,
               ----------------------------
acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Sub-subaccount and deposit to the Distribution Account an amount equal to the Monthly Period Finance Charge Sub-subaccount Allocation less any amounts withdrawn from the Finance Charge Sub-subaccount pursuant to subsection 4.6(a), to the extent necessary to pay interest on the Class B Certificates as follows:

          (i) in the case of the Transfer Date preceding the first Distribution Date in an amount equal to the product of (I) one-twelfth of the Class B Certificate Rate and (II) the Class B Investor Amount on the Closing Date multiplied by a fraction the numerator of which is the number of days in the related Accrual Period and the denominator of which is 30, and

          (ii) in the case of subsequent Transfer Dates in an amount equal to
     (1) the product of (I) one-twelfth of the Class B Certificate Rate and (II) the Class B Investor Amount on the preceding Distribution Date (after giving effect to any reduction therein that occurs on such preceding Distribution Date) plus (2) an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below (the "Class B Certificate Interest").

If the amounts described in this subsection 4.6(b) are insufficient to pay such amounts in respect of any Monthly Period, payments to the Class B Certificateholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any month shall be referred to as the "Class B Deficiency Amount". Interest shall accrue on Class B Deficiency Amount for each Accrual Period at one-twelfth of the Class B Certificate Rate and such interest shall be included in the Class B Deficiency Amount.

          (c)  Servicing Fee. On each Transfer Date, the Trustee, acting in
               -------------
accordance with instructions from the Servicer, shall withdraw from the Finance Charge Sub-subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Sub-subaccount Allocation less any amounts withdrawn from the Finance Charge Sub-subaccount pursuant to subsections 4.6(a) and (b), and (ii) the Investor Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods, and the Trustee shall pay such amount to the Servicer.

          (d)  Defaults. On each Transfer Date, the Trustee, acting in
               --------
accordance with instructions from the Servicer, shall withdraw from the Finance Charge Sub-subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Sub-subaccount Allocation less any amounts withdrawn from the Finance Charge Sub-subaccount pursuant to subsections 4.6(a), (b) and (c) and
(ii) the Investor Default Amount, if any, for the preceding Monthly Period, and the Trustee shall (A) during the Revolving Period, apply such amount in accordance with subsection 4.4(a)(ii), (B) during the Controlled Amortization Period, deposit such amount in accordance with subsection 4.4(b)(ii) or (iii) and (C) during the Rapid Amortization Period, deposit such amount in accordance with subsection 4.4(c)(ii), respectively, in each case as if such amounts were Collections of Principal Receivables.

          (e)  Reimbursement of Investor Charge Offs, Class B Reallocated
               ----------------------------------------------------------
Amounts, and Class C Reallocated Amounts.  On each Transfer Date, the Trustee,
----------------------------------------
acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Sub-subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Sub-subaccount Allocation less any amounts withdrawn from the Finance Charge Sub-subaccount pursuant to subsections 4.6(a), (b), (c) and
(d) and (ii) an amount equal to the aggregate amount of Investor Charge Offs, if any, Class B Reallocated Amounts, if any, and Class C Reallocated Amounts, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(e), and shall (A) during the Controlled Amortization Period, deposit such amounts in accordance with subsection 4.4(b)(ii) or (iii) and (B) during the Rapid Amortization Period, deposit such amounts in accordance with subsection 4.4(c)(ii), respectively, in each case, as if such amounts were Collections of Principal Receivables. On the date of any such reimbursement, the Investor Amount shall be increased by the amount of such reimbursement of Investor Charge Offs, Class B Reallocated Amounts and Class C Reallocated Amounts.

          Reimbursements pursuant to this subsection 4.6(e) shall be applied first to reimburse the Class A Certificates for Class A Investor Charge Offs,
-----
second, to the extent amounts are available following the reimbursement of the
------
Class A Certificates, to reimburse the Class B Certificates for Class B Reallocated Amounts, third, to the extent amounts are available following the
                     -----
reimbursement of the Class B Certificates for Class B Reallocated Amounts, to reimburse the Class B Certificates for Class B Investor Charge Offs, fourth, to
                                                                     ------
the extent amounts are available following the reimbursement of the Class B Certificates for Class B Investor Charge Offs, to reimburse the Class C Certificates for Class C Reallocated Amounts and fifth, to the extent amounts
                                                 -----
are available following the reimbursement of the Class C Certificates for Class C Reallocated Amounts, to reimburse the Class C Certificates for Class C Investor Charge Offs.

          (f)  Excess Spread. On each Transfer Date, the Trustee, acting in
               -------------
accordance with instructions from the Servicer, shall withdraw from the Finance Charge Sub-subaccount and deposit to the Distribution Account an amount equal to excess, if any, of (i) the Monthly Period Finance Charge Sub-subaccount Allocation over (ii) all amounts withdrawn from the Finance Charge Sub-subaccount pursuant to subsections 4.6(a), (b), (c), (d) and (e) (such excess, the "Excess Spread").

          Section 4.7  Payment of Certificate Interest.  On each Distribution
                       -------------------------------
Date, the Paying Agent shall pay in accordance with Section 5.1: (i) to the Class A Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.6(a) on the related Transfer Date; (ii) to the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.6(b) on the related Transfer Date; and (iii) to the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.6(f) on the related Transfer Date.

          Section 4.8  Payment of Certificate Principal.
                       --------------------------------

          (a) On the Determination Date in the calendar month following the Monthly Period in which the Amortization Period commences, and on each Determination Date thereafter, the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall, subject to the following paragraph, withdraw, from the Principal Collections Sub-subaccount and deposit in the Distribution Account (1) the amount deposited in the Principal Collection Sub-subaccount pursuant to subsection 4.4(b)(ii) and 4.4(c)(ii) (and not reallocated pursuant to Section 4.11) during the preceding Monthly Period, (2) any Shared Principal Collections from other Series allocated to the Series 1995-A Certificates in accordance with subsection 4.3(g) and (3) the amount to be deposited in the Principal Collection Sub-subaccount on such Transfer Date pursuant to subsections 4.6(d) or 4.6(e) in each case after giving effect to any reallocation of Collections pursuant to Section 4.11; provided, however, that on each Transfer Date in the Amortization Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Distribution Account, an amount equal to the lowest of (x) the amount on deposit therein (exclusive of investment earnings), (y) during the Controlled Amortization Period, the amount by which the applicable Controlled Distribution Amount exceeds the Class A Monthly Total Principal Allocation for the preceding Monthly Period, and during the Rapid Amortization Period, the Investor Amount (after giving effect to the application of the amounts already allocated to the Distribution Account on such date) and (z) the amount of Shared Principal Collections available to be withdrawn from the Excess Funding Account pursuant to subsection 4.3(g).

          On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Collection Sub-subaccount and deposit into the Distribution Account, an amount which is no greater than the Investor Amount as of the end of the day on the preceding Record Date; and (y) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Collection Sub-subaccount and deposit into the Collection Account, for allocation as Principal Receivables pursuant to Article IV, the amount, if any, remaining in the Principal Collection Sub-subaccount after giving effect to the withdrawals made pursuant to clause (x).

          (b) On each Distribution Date occurring after a deposit is made pursuant to subsection 4.8(a) or Section 3 of this Series Supplement, the Paying Agent shall pay in accordance with Section 5.1, (i) to the Class A Certificateholders from the Distribution Account the lesser of (a) the amount deposited into the Distribution Account pursuant to subsection 4.8(a) or Section 3 of this Series Supplement on the related Transfer Date and (b) the Class A Investor Amount on such date, (ii) to the Class B Certificateholders from the Distribution Account the lesser of (r) the amount deposited into the Distribution Account pursuant to subsection 4.8(a) or Section 3 of this Series Supplement on the related Transfer Date less any amounts withdrawn from the Distribution Account pursuant to clause
(i) of this subsection 4.8(b) and (s) the Class B Investor Amount on such date and (iii) to the Class C Certificateholders from the Distribution Account the lesser of (y) the amount deposited into the Distribution Account pursuant to subsection 4.8(a) or Section 3 of this Series Supplement on the related Transfer Date less any amounts withdrawn from the Distribution Account pursuant to clauses (i) and (ii) of this subsection 4.8(b) and (z) the Class C Investor Amount on such date.

          (c) On each Determination Date in respect of any Monthly Period in respect of which amounts have been deposited in the Principal Collections Sub-subaccount pursuant to subsection 4.9(b), the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall withdraw, from the Principal Collections Sub-subaccount and deposit in the Distribution Account the amount deposited in the Principal Collection Sub-subaccount pursuant to subsection 4.9(b) during the preceding Monthly Period.
On each Distribution Date occurring after a deposit is made pursuant to this subsection 4.8(c), the Paying Agent shall pay in accordance with Section 5.1, to the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to this subsection 4.8(c) on the related Transfer Date.

          Section 4.9  Increase and Decrease of Class C Investor Amount.
                       ------------------------------------------------

          (a) Whenever the Seller is required to satisfy an Enhancement Increase Condition and the Class C Investor Percentage is less than the Required Class C Percentage, the Seller shall increase the Class C Investor Amount by the applicable Enhancement Increase Amount. Such increase shall be effected by reducing the Seller Amount, if any, by the lesser of such Enhancement Increase Amount and the amount, if any, by which the Seller Amount exceeds the Minimum Seller Amount immediately prior to such increase and by reallocating such amount to the Class C Investor Amount. If, after giving effect to the preceding sentence, the Class C Investor Percentage is less than the Required Class C Percentage the Seller shall immediately make a deposit in the Excess Funding Account in immediately available funds in the amount of such deficiency. Concurrently with the decrease in the Seller Amount and any required deposit to the Excess Funding Account, the Class C Investor Amount shall be increased by the aggregate amount of such decrease and of such deposit.

          (b) Unless the Pay-Out Commencement Date shall have occurred, at any time when the Class C Investor Percentage exceeds the Required Class C Percentage (giving effect to any permitted reduction thereof) (including, without limitation, when an Enhancement Increase Condition is no longer continuing), the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Principal Collections Sub-subaccount an amount equal to the lesser of (i) the product of
(A) the Class C Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing and (ii) the amount that when subtracted from the Class C Investor Amount (after giving effect to amounts previously allocated to the Principal Collections Sub-subaccount pursuant to this subsection 4.9(b)) will cause the Class C Investor Percentage to equal the Required Class C Percentage (taking into account any other Enhancement Increase Condition that is still continuing); provided, however, that in no event shall the Class C Investor Amount be reduced below $14,220,000 pursuant to this subsection 4.9(b).

          Section 4.10  Seller's or Servicer's Failure to Make a Deposit or
                        ---------------------------------------------------
Payment.  If the Servicer or Seller fails to make, or give instructions to make,
-------
any payment or deposit (other than as required by subsection 2.4(d), 2.4(e), 8.4, 9.2 or 12.2 of the Agreement) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Series Account or from amounts otherwise owing to the Seller or the Servicer pursuant hereto without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1995-A Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by Seller or the Servicer, as the case may be.

          Section 4.11  Reallocated Principal Collections.  The Servicer shall
                        ---------------------------------
apply or shall cause the Trustee to apply on each Distribution Date a portion of the Collections in respect of the preceding Monthly Period allocated pursuant to subsection 4.4(c)(ii) equal to the lesser of (i) the Class C Investor Percentage thereof and (ii) the excess, if any, of the Total Deficiency Amount over the Investor Default Amount for such Monthly Period (such amounts, the "Class C Reallocated Amounts") to pay the amounts specified in subsections 4.6(a), (b) and (c) in the order of priority specified in subsection 4.6. If such Class C Reallocated Amounts are insufficient to pay the amounts required pursuant to subsections 4.6(a), (b) and (c), the Servicer shall apply or shall cause the Trustee to apply on such Distribution Date a portion of the Collections in respect of the preceding Monthly Period allocated pursuant to subsection 4.4(c)(ii) equal to the lowest of (i) the Class B Investor Percentage thereof,
(ii) the excess, if any, of the Total Deficiency Amount over the Investor Default Amount for such Monthly Period and (iii) the amount of such insufficiency (such amounts, the "Class B Reallocated Amounts"; collectively with the Class C Reallocated Amounts, "Reallocated Principal Collections") to pay the amounts specified in subsections 4.6(a), (b) and (c) in the order of priority specified in Section 4.6. If there are Class B Reallocated Amounts and, after giving effect to such Reallocated Principal Collections, the Class C Investor Amount exceeds zero, the Class C Investor Amount shall be reduced by the lesser of the Class B Reallocated Amounts and such remaining Class C Investor Amount.

          SECTION 7.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable only to the Series 1995-A Certificates:

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

          Section 5.1  Distributions.
                       -------------

          (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificates pursuant to Sections 4.7 and 4.8 on such Distribution Date by check mailed to each Class A Certificateholder except that, with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificates pursuant to Sections 4.7 and 4.8 by check mailed to each Class B Certificateholder except that, with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class C Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class C Certificates held by such Class C Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificates pursuant to Sections 4.7 and 4.8 by wire transfer to each Class C Certificateholder.

          Section 5.2  Monthly Certificateholders' Statement.
                       -------------------------------------

          (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1995-A Certificateholder and each Rating Agency a statement substantially in the form of Exhibit E to this Series Supplement prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1995-A Certificate and, in the case of subclause (viii) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1995-A Certificate):

          (i)     the total amount distributed;

          (ii)    the amount of such distribution allocable to Certificate
     Principal;

          (iii)   the amount of such distribution allocable to Certificate
     Interest;

          (iv) the amount of Collections of Principal Receivables processed during the preceding Monthly Period and allocated in respect of the Series 1995-A Certificates;

          (v) the aggregate amount of Principal Receivables, the Class A Investor Amount, the Class B Investor Amount, the Class C Investor Amount, the Investor Amount and the Investor Amount as a percentage of the aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding Monthly Period;

          (vi) the aggregate outstanding balance of Accounts which were one, two, three, four, five and six or more months delinquent as of the most recent Aging Date occurring on or before the last day of the preceding Monthly Period;

          (vii) the Monthly Period Finance Charge Sub-subaccount Allocation for the preceding Monthly Period;

          (viii)  the Investor Default Amount for the preceding Monthly Period;

          (ix)    the Investor Net Recoveries for the preceding Monthly Period;

          (x)     Certificate Interest, for each class for such Distribution
     Date;

          (xi) the amount of the Investor Monthly Servicing Fee for the preceding Monthly Period;

          (xii) the Required Class C Percentage and the Class C Investor Percentage as of the last day of the preceding Monthly Period;

          (xiii)  the Total Deficiency Amount for such Distribution Date;

          (xiv) the aggregate amount of Class A Investor Charge Offs, Class B Investor Charge Offs, Class C Investor Charge Offs, Class B Reallocated Amounts and Class C Reallocated Amounts for the preceding Monthly Period;

          (xv) the aggregate amount of Class A Investor Charge Offs, Class B Investor Charge Offs, Class C Investor Charge Offs, Class B Reallocated Amounts and Class C Reallocated Amounts reimbursed on the Transfer Date relating to such Distribution Date;

          (xvi) the calculation of the Pay Out Event described in clause (c) of Section 8 of the Series Supplement;

          (xvii) the Class A Pool Factor, Class B Pool Factor and Class C Pool Factor as of the preceding Record Date;

          (xviii) the Portfolio Yield in respect of the preceding Monthly
     Period;

          (xix)   the Base Rate in respect of the preceding Monthly Period;

          (xx)    the Excess Spread in respect of such Distribution Date; and

          (xxi) the number of Additional Accounts which have been added to the Trust pursuant to Section 2.6, and the number of Accounts which have been removed from the Trust pursuant to Section 2.7, during the preceding Monthly Period.

          (b)  Annual Certificateholders' Tax Statement. On or before January 31
               ----------------------------------------
of each calendar year, beginning with calendar year 1996, the Trustee shall distribute on behalf of the Seller, to each Person who at any time during the preceding calendar year was a Series 1995-A Certificateholder, a statement prepared by the Seller and delivered to the Trustee on or before January 31 of each calendar year containing the information required to be contained in the regular monthly report to Series 1995-A Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1995-A Certificateholder, together with such other customary information (consistent with the treatment of the Series 1995-A Certificates as debt) as the Seller deems necessary or desirable to enable the Series 1995-A Certificateholders to prepare their tax returns consistent with the treatment of the Series 1995-A Certificates as debt instruments. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 8.  Series Pay Out Events.  If any one of the following
                      ---------------------
events shall occur with respect to the Series 1995-A Certificates:

          (a) failure on the part of Seller or the Servicer (i) to make any payment or deposit required by the terms of (A) the Agreement, or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements applicable to it set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1995-A Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Series 1995-A Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount, and continues to affect materially and adversely the interests of the Series 1995-A Certificateholders for such period; or

          (b) any representation or warranty made by Seller in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by Seller pursuant to Section 2.1 or
2.6 of the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Series 1995-A Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount, and as a result of which the interests of the Series 1995-A Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

          (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is a rate which is less than the Base Rate; or

          (d) the Seller shall fail to designate Additional Accounts the Receivables of which will be Eligible Receivables, as required by subsection 2.6(a), and such failure shall continue for a period of five Business Days; or

          (e) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1995-A Certificates;

then, and in any such event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1995-A Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series Pay Out Event") has occurred as of the date of such notice and in the case of any event described in subparagraph (c) or (d) a Series Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders immediately upon the occurrence of such event. Notwithstanding the foregoing, any failure of performance under subsection 8(a)(i) for a period of up to 60 calendar days with respect to an event described in clause (i) below or up to 15 calendar days with respect to an event described in clause (ii) below (in addition to the five Business Days provided above) shall not constitute a Series Pay Out Event for purposes of this sentence until the expiration of such period, if such failure could not be prevented by the exercise of reasonable diligence by the Seller and such failure was caused by (i) an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction. The preceding proviso shall not relieve the Seller or the Servicer from using all reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Seller shall provide the Trustee and each Rating Agency with an Officer's Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Series Pay Out Event shall be given by the Servicer to the Rating Agencies.

          SECTION 9.  Article I of Agreement. Article I of the Agreement shall
                      ----------------------
be amended (i) by inserting the following new definitions to Section 1.1 in alphabetical order:

          "Bearer Certificate" shall have the meaning specified in Section 6.1.

          "Cedel" shall mean CEDEL societe anonyme.

          "Coupon" shall have the meaning specified in Section 6.1.

          "Definitive Euro-Certificates" shall have the meaning specified in
     Section 6.13.

          "Depositary" shall mean, with respect to any Series, the Person specified in the related Supplement in its capacity as depositary for the respective accounts of any Clearing Agency or any Foreign Clearing Agencies.

          "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended.

          "Euroclear Operator" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as the operator of the Euroclear System.

          "Euro-Exchange Date" shall mean, with respect to any Series, any date that is after the Closing Date with respect to such Series, in the case of Definitive Euro-Certificates in registered form, or upon presentation of certification of non-United States beneficial ownership (as described in Section 6.13), in the case of Definitive Euro-Certificates in bearer form.

          "Foreign Clearing Agency" shall mean Cedel and the Euroclear Operator.

          "Global Certificate" shall have the meaning specified in Section 6.13.

          "Manager" shall mean lead manager, manager or co-manager or person performing a similar function with respect to an offering of Definitive Euro-Certificates.

          "Registered Certificate" shall have the meaning specified in Section 6.1.

          "Registered Certificateholder" shall have the meaning specified in
     Section 6.3.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "United States" shall mean the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. Person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source; and

          (ii) by deleting the definitions of "Certificate Register" and "Investor Certificateholder" from Section 1.1 and inserting in lieu thereof the following new definitions:

          "Certificate Register" shall mean the register maintained pursuant to
     Section 6.3, providing for the registration of the Registered Certificates and transfers and exchanges thereof.

          "Investor Certificateholder" shall mean the Holder of record of a Registered Certificate or the holder of any Bearer Certificate (or the Global Certificate, as the case may be) or Coupon.

Article I of the Agreement as so amended shall be applicable to Series 95-A and to each other Series issued on or after the date hereof.

          SECTION 10. Article VI of Agreement. (a) Sections 6.1, 6.2, 6.3, 6.4,
                      -----------------------
6.5, 6.7 and 6.11 of the Agreement shall be amended and restated in their entirety as follows and as amended and restated shall be applicable to Series 95-A and to each other Series issued on or after the date hereof:

          Section 6.1  The Certificates.  The Investor Certificates of each
                       ----------------
Series and any Class thereof may be issued in bearer form ("Bearer Certificates") with attached interest coupons and any other coupon (collectively, the "Coupons") or in fully registered form ("Registered Certificates") and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Exchangeable Seller Certificate shall be substantially in the form of Exhibit A. The Investor
                                                  ---------
Certificates and the Exchangeable Seller Certificate shall, upon issue, be executed and delivered by the Trustee. Except as otherwise provided in any Supplement, Bearer Certificates shall be issuable in a minimum denomination of $5,000 Undivided Interest and Registered Certificates shall be issuable in a minimum denomination of $1,000 Undivided Interest and integral multiples thereof, and the Investor Certificates of each Series shall be issued upon initial issuance in an aggregate original principal amount equal to the Initial Investor Amount of such Series. The Exchangeable Seller Certificate shall be issued in one Certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual or facsimile signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. Bearer Certificates shall be dated the related Closing Date. All Certificates (other than Bearer Certificates) shall be dated the date of their authentication.

          Section 6.2  Authentication of Certificates.  Contemporaneously with
                       ------------------------------
the initial transfer of the Receivables, whether now existing or hereafter acquired (other than Receivables in Additional Accounts) and the other components to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates. The Trustee shall deliver the Exchangeable Seller Certificate to Seller simultaneously with its delivery to or upon the order of Seller of the initial Series of Investor Certificates. The Certificates shall be duly authenticated by or on behalf of the Trustee, and together shall evidence the entire ownership of the Trust. If specified in the related Supplement for any Series, the Trustee shall authenticate the Global Certificate that is issued upon original issuance of such Series and deliver it outside of the United States.

          Section 6.3  Registration of Transfer and Exchange of Certificates.
                       -----------------------------------------------------
(a) The Trustee shall cause to be kept at the office or agent to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar") in accordance with the provisions of Section 11.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Registered Certificates and transfers and exchanges of the Registered Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days written notice to Seller. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Trustee shall appoint a successor Transfer Agent and Registrar. The Seller may appoint any co-transfer agent and co-registrar acceptable to the Trustee. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          Upon surrender for registration of transfer of any Registered Certificate of any Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates of such Series in authorized denominations of like aggregate Undivided Interests.

          At the option of a holder of a Registered Certificate (a "Registered Certificateholder"), Registered Certificates of any Series may be exchanged for other Registered Certificates of the same series and authorized denominations of like Undivided Interests, upon surrender of the Registered Certificates to be exchanged at any such office or agency. Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, may not be exchanged for Bearer Certificates. At the option of the Holder of a Bearer Certificate, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series and authorized denominations of like Undivided Interests, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section shall have attached thereto all unmatured Coupons; provided that any Bearer Certificate so surrendered after the close of business on the Record Date preceding the relevant payment date or distribution date after the expected final payment date need not have attached the Coupon relating to such payment date or distribution date (in each case, as specified in the related Supplement).

          Whenever any Investor Certificates are so surrendered for exchange the Trustee shall execute and authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States) the Investor Certificates which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates (together with any Coupons) surrendered for registration of transfer and exchange shall be canceled and disposed of in a manner satisfactory to Seller and the Trustee. The Trustee shall cancel and destroy any Global Certificate upon its exchange in full for Definitive Euro-Certificates and shall deliver a certificate of destruction to the Seller. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency to the effect referred to in Section 6.13 was received with respect to each portion of the Global Certificate exchanged for Definitive Euro-Certificates.

          (b) It is the understanding of the parties to this Agreement that FCNB has particular expertise in performing the functions given by this Agreement to the Servicer and that the Investor Certificateholders will be purchasing Certificates relying on its exercising such expertise in performing such functions. As provided in Sections 8.5 and 8.7, the Servicer is not permitted to resign, except as otherwise permitted in such sections. Except as provided in Section 7.2, the Exchangeable Seller Certificate, or any interest therein, shall not be transferred, assigned, exchanged, or otherwise transferred other than from Seller to any of its Affiliates.

          (c) The Transfer Agent and Registrar will maintain its expense in the Borough of Manhattan, The City of New York, and, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange, Luxembourg, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

          (d) Registration of transfer of Investor Certificates containing the legend substantially to the effect set forth on Exhibit I-1 shall be effected only if such transfer (x) is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act, and (y) is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Internal Revenue Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). In the event that registration of a transfer is made in reliance upon an exemption from the registration requirements under the Securities Act, the transferor or the transferee shall deliver, at its expense, to the Seller, the Servicer and the Trustee an investment letter substantially in the form of the investment and ERISA representation letter attached hereto as Exhibit I-2, and no registration of transfer shall be made until such letter is so delivered.

          Investor Certificates issued upon registration or transfer of, or Investor Certificates issued in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Seller, the Servicer, the Trustee and the Transfer Agent and Registrar receive an opinion of counsel satisfactory to each of them, to the effect that such legend may be removed.

          Whenever an Investor Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer and shall be entitled to receive instructions from the Servicer prior to registering any such transfer.

          Section 6.4  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                       -------------------------------------------------
(a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, and the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them (which unsecured agreement of indemnity by an institutional Certificateholder shall be sufficient for such purposes) to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.5  Persons Deemed Owners.  The Trustee and the Paying
                       ---------------------
Agent, the Transfer Agent and Registrar and any agent of any of them may (a) prior to due presentation of a Registered Certificate for registration of transfer, treat the person in whose name any Registered Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer for the purpose of receiving distributions pursuant to the terms of the related Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee and the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by Seller, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not Seller, the Servicer or an Affiliate thereof.

          Section 6.7  Access to List of Certificateholders' Names and
                       -----------------------------------------------
Addresses.  The Trustee will furnish or cause to be furnished by the Transfer
---------
Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the servicer or the Paying Agent may reasonably require, of the names and addresses of the Registered Certificateholders as of the most recent Record Date for payment of distributions to Investor Certificateholders. If Holders of Investor Certificates (the "Applicants") evidencing Undivided Interests aggregating not less than 10% of the Investor Amount of the Investor Certificates of any Series apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by the Seller for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Registered Certificateholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the source from which such information was obtained.

          Section 6.11  Definitive Certificates Initially Issued as Book-Entry
                        ------------------------------------------------------
Certificates. If Book-Entry Certificates have been issued with respect to any
------------
Series and (i)(A) Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities under the related Depository Agreement, and (B) the Trustee or Seller is unable to locate a qualified successor, (ii) Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through such Clearing Agency or (iii) after the occurrence of a Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Investor Amount of a Series advise the Trustee and the related Clearing Agency through the related Clearing Agency Participants in writing that the continuation of a book-entry system through such Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners of such Series through such Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the related Clearing Agency, accompanied by registration instructions from the related Clearing Agency for registration, the Trustee shall issue the Definitive Certificates of such Series. Neither Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

          (b) Article VI of the Agreement shall be amended by adding the following new Section 6.13 and as amended shall be applicable to Series 95-A and to each other Series issued on or after the date hereof:

          Section 6.13  Global Certificate; Exchange Date.  (a)  If specified in
                        ---------------------------------
the related Supplement for any Series, the Investor Certificates for such Series or any Class thereof will initially be issued in the form of a single temporary global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial Investor Amount of such Series or initial investor amount of such Class, as the case may be, substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Global Certificate will be executed and authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged as described below for Bearer or Registered Certificates in definitive form (the "Definitive Euro-Certificates").

          (b) The Manager shall upon its determination of the date of completion of the distribution of Investor Certificates of any Series or Class initially issued in the form of a Global Certificate so advise the Trustee, the Seller, the Depositories, and each Foreign Clearing Agency. Without unnecessary delay, but in any event not prior to the Euro-Exchange Date, the Trustee will execute and authenticate and the Transfer Agent and Registrar will deliver at its London office or its designated agent outside the United States definitive Bearer Certificates in an aggregate principal amount equal to the Initial Investor Amount of such Series or initial investor amount of such Class, as the case may be. All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be exchanged for any equal aggregate principal amount of Definitive Euro-Certificates only on or after the Euro-Exchange Date. An institutional investor that is a U.S. Person may exchange the portion of the Global Certificate beneficially owned by it only for any equal aggregate principal amount of Registered Certificates bearing the applicable legend set forth in the form of the Registered Certificate attached to the related Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Seller so elects. The Seller may waive the $500,000 minimum denomination required if it so elects. Upon any demand for exchange for Definitive Euro-Certificates in accordance with this paragraph, the Seller shall cause the Trustee to authenticate and deliver the Definitive Euro-Certificates to the Holder (x) outside the United States, in the case of Bearer Certificates, and (y) according to the instructions of the Holder, in the case of Registered Certificates, but, in either case, only upon presentation to the Trustee of a written statement substantially in the form of Exhibit J-1 with respect to the Global Certificate or portion thereof being exchanged by a Foreign Clearing Agency and dated on the Euro-Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Global Certificate or a portion thereof being exchanged by a United States institutional investor pursuant to the second preceding sentence, the certificate in the form of Exhibit J-2 signed by the Manager which sold the relevant Certificates or (ii) in all other cases, the certificate in the form of Exhibit J-3, the certificate referred to in this clause (ii) being dated on the earlier of the first actual payment of interest in respect of such Certificates and the date of the delivery of such Certificates in definitive form. Upon receipt of such certification, the Trustee shall cause the Global Certificate to be endorsed in accordance with paragraph (d) below. Any exchange as provided in this Section shall be made free of charge to the holders and beneficial owners of the Definitive Euro-Certificates issued in exchange, except that a person receiving Definitive Euro-Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

          (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Seller and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency pursuant to the terms of this Agreement.

          (d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certificate or Certificates, such Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certificate shall not be entitled to receive payments of interest on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

          SECTION 11.  Exhibits to Agreement. The Agreement shall be amended
                       ---------------------
by adding Exhibits I and J thereto in the forms of Exhibits F and G hereto.

          SECTION 12.  Terms Change Condition.  FCNB will not make any change
                       ----------------------
in the basic terms of the Charge Account Agreements in respect of the Accounts that would cause the minimum monthly payment specified therein (i) to be less than $10 (or the remaining balance, if less) unless the Rating Agency Condition is satisfied with respect thereto or (ii) to be less than $15 (or the remaining balance, if less) unless either the Rating Agency Condition is satisfied with respect thereto or the Terms Change Enhancement Increase Condition is satisfied with respect thereto (the "Terms Change Condition"). For purposes of this
Section 12, credit based promotions, including, without limitation, deferred billing arrangements, skip payment programs and payment holidays shall not be deemed to be a change in the basic terms of the Charge Account Agreements so long as (i) the terms on which FCNB provides such promotions to the relevant merchant are at least as favorable to FCNB (as determined in good faith by FCNB) as FCNB would obtain in a comparable arm's length transaction with a merchant that is not an Affiliate of FCNB and (ii) the allocable share of any related merchant subsidy payments for any Monthly Period are paid by FCNB to the Trust on an "as earned" basis. For purposes of the preceding sentence, the share of such subsidy payments allocable to the Trust during any Monthly Period shall be based upon FCNB's good faith estimate (which shall be final and binding for all purposes of the Agreement) of the portion thereof allocable to the Accounts for such period. Any such payment shall be made by FCNB on the Determination Date following the Monthly Period in which such payments are earned and shall be treated for all purposes of the Agreement (including, without limitation, for purposes of calculating Portfolio Yield) as Finance Charge Collections for such Monthly Period.

          SECTION 13.  Permitted Successor Servicer.  With respect to Series
                       ----------------------------
1995-A, any financial institution which does not qualify as a permitted Successor Servicer under Section 10.2 of the Agreement shall qualify as a permitted Successor Servicer if approved by the Holders of

Certificates evidencing Undivided Interests aggregating more than 50% of the sum of the Class A Investor Amount and the Class B Investor Amount.

          SECTION 14. Successors and Assigns. This Series Supplement shall be
                      ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights under this Series Supplement without the prior written consent of the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the sum of the Class A Investor Amount and the Class B Investor Amount.

          SECTION 15. Final Distribution.  Written notice of any termination,
                      ------------------
specifying the Distribution Date upon which the Series 1995-A Certificateholders may surrender their Series 1995-A Certificates for payment of the final distribution and cancellation shall be given by the Trustee not later than the 60th day immediately preceding the Distribution Date on which final payment of the Series 1995-A Certificates shall be made.

          SECTION 16. Constituent Class C Certificates. (a) Subject to the
                      --------------------------------
satisfaction of the conditions set forth in subsection 16(c), the Class C Certificateholders may at any time and from time to time (i) subdivide the Class C Certificates into two or more subsidiary certificates, or (ii) reallocate all or any portion of the amounts distributable to the Class C Certificateholders pursuant to Article IV and Section 5.1 to any other Certificateholder. In connection with such subdivision, the Seller may assign an interest rate to Class C Certificates or a portion thereof. Upon presentation to the Trustee and the Paying Agent of documentation satisfactory to the Trustee (to which the Trustee may be a party, if requested by the Seller) reallocating payments with respect to the Class C Certificates, the Trustee shall pay amounts due hereunder to the Class C Certificateholders to the holders of such constituent certificates or such other Certificateholder, as the case may be, pursuant to the terms of such documentation.

          (b) The documentation referred to in subsection (a) of this Section 16 shall set forth the rights of the holders of the certificates or other interests issued thereby with respect to the approval of amendments and waivers pursuant to Section 17.

          (c) As a condition precedent to the subdivision of any Class C Certificates pursuant to this Section 16, (A) the Trustee and the Seller shall have received an opinion of Rooks, Pitts and Poust or other outside tax counsel to the effect that (i) the certificates issued and sold to third parties will be characterized as indebtedness or an interest in a partnership (not taxable as a corporation) for federal income tax purposes, (ii) the subdivision will not cause outstanding Class A Certificates and Class B Certificates to be characterized as other than indebtedness for federal income tax purposes and
(iii) the subdivision will not be treated as a taxable sale, exchange or other disposition for federal income tax purposes, (B) in the reasonable belief of the Seller, as evidenced by an Officer's Certificate, such subdivision would not cause a Pay Out Event with respect to the Series 1995-A to occur, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event with respect to the Series 1995-A, and (C) the Rating Agency Condition shall have been satisfied.

          SECTION 17.  Amendments.  Solely with respect to any amendment
                       ----------
pursuant to subsection 13.1(b) of the Agreement and any consent required pursuant thereto from the Holders of Series 1995-A Certificates, this Series Supplement and the Agreement may be amended from time to time by the Servicer, the Seller and the Trustee with the consent of the Holders of Series 1995-A Certificates evidencing Undivided Interests aggregating (x) more than 50% of the Investor Amount (excluding any portion of the Investor Amount held by Spiegel or any of its Affiliates) and (y) more than 50% of each of the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount to the extent that such classes would be adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or the Agreement or of modifying in any manner the rights of the Certificateholders of any class of the Series 1995-A Certificates then issued and outstanding; provided, however, that no such amendment under this Section 17 shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate of any class without the consent of all of the related Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Certificate of any class without the consent of the related Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Certificateholders.

          SECTION 18.  Effectiveness.  This Series Supplement shall become
                       -------------
effective as of the day and year first above written.

          SECTION 19.  Ratification of Agreement.  As amended and supplemented
                       -------------------------
by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so amended and supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 20.  Counterparts.  This Series Supplement may be executed
                       ------------
in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 21.  Governing Law.  This Series Supplement shall be
                       -------------
construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, the parties have caused this Series 1995-A Supplement to be duly executed by their respective officers as of the day and year first above written.

                                       SPIEGEL CREDIT CORPORATION III


                                       By: /s/ John R. Steele
                                          ------------------------------------

                                       Title:  Treasurer
                                             ---------------------------------


                                       FIRST CONSUMERS NATIONAL BANK


                                       By: /s/ John R. Steele
                                          ------------------------------------

                                       Title: Treasurer
                                             ---------------------------------

                                       HARRIS TRUST AND SAVINGS BANK

                                       By: /s/ J. Bartol
                                          ------------------------------------

                                       Title:  Vice President
                                             ---------------------------------

                                   EXHIBIT A
                                      to
                           SERIES 1995-A SUPPLEMENT

                   FORM OF SERIES 1995-A CLASS A CERTIFICATE


No._________                                                     $______________


                             SPIEGEL MASTER TRUST
                       SERIES 1995-A CLASS A CERTIFICATE

Evidencing an undivided interest in a trust originated by Spiegel Credit Corporation III ("SCC"), the corpus of which consists of a portfolio of receivables created under charge accounts originated by First Consumers National Bank ("FCNB") or Spiegel, Inc. ("Spiegel") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of
                             FCNB, SCC or Spiegel)

          This certifies that ________________________ (the "Class A Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts originated by FCNB or Spiegel and acquired by SCC from FCNB and Spiegel Acceptance Corporation ("SAC") pursuant to a Receivables Purchase Agreement, dated as of September 20, 1994, among SCC, FCNB and SAC, as amended, and transferred by SCC to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, as amended and supplemented by the Series 1995-A Supplement thereto and the Transfer Agreement No. 1 of Receivables in Additional Accounts, dated March 16, 1995 (collectively, the "Pooling and Servicing Agreement"), among SCC, FCNB and Harris Trust and Savings Bank, as trustee.

          THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, SCC OR SPIEGEL, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          SCC has structured the Pooling and Servicing Agreement and the Series 1995-A Certificates with the intention that the Series 1995-A Class A Certificates will qualify under applicable tax law as indebtedness, and each Class A Certificateholder by acceptance of its Series 1995-A Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of its acceptance hereof assents and by which the Class A Certificateholder is bound.

          This Certificate is one of a series of Certificates entitled "Spiegel Master Trust Series 1995-A Certificates" (the "Series 1995-A Certificates"), consisting of three classes, the Series 1995-A Class A Certificates (the "Class A Certificates"), the Series 1995-A Class B Certificates (the "Class B Certificates") and the Series 1995-A Class C Certificates (the "Class C Certificates"), each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1995-A Certificateholders. This Certificate is one of the Class A Certificates. The Class B Certificates and Class C Certificates are subordinated in right of payment to the Class A Certificates. The Exchangeable Seller Certificate represents the interest in the remaining undivided interest in the Trust not represented by all Series of Investor Certificates issued by the Trust. The Exchangeable Seller Certificate may be exchanged by SCC pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

          Class A Certificate Interest will be distributed monthly on the fifteenth Business Day of each calendar month (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date, in each case to but excluding the date of payment thereof (an "Accrual Period"). Class A Certificate Interest accrued during the Accrual Period will be distributed to the Class A Certificateholder of record as of the close of business on the last Business Day of the month preceding the related Distribution Date. During the Amortization Period, Certificate Principal will be distributed to the Class A Certificateholder on the Distribution Date of each calendar month commencing on the October, 1999 Distribution Date or earlier in the event of the occurrence of a Pay Out Commencement Date.

          The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

          The obligations in favor of this Class A Certificate created by the Pooling and Servicing Agreement shall terminate on the earlier of (i) the date after which funds shall have been deposited in the Distribution Account sufficient to pay the Class A Investor Amount plus Class A Certificate Interest accrued through the date of distribution thereof and (ii) the day on which final payment is made on the Class A Certificates, but in no event later than the September, 2004 Distribution Date.

          Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement and the surrender of the Exchangeable Seller Certificate, the Trustee shall return to the holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in, to and under the Receivables, whether then existing or thereafter created, and all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables), all proceeds thereof and Insurance Proceeds relating thereto except for amounts held by the Trustee pursuant to Section 12.3(b) of the Pooling and Servicing Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holder of the Exchangeable Seller Certificate to vest in it all right, title and interest which the Trust had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Class A Certificate to be duly executed under its official seal.

                                        HARRIS TRUST AND SAVINGS BANK,
                                             as Trustee



                                        By:__________________________________
                                             Vice President

[Seal]

Attested to:


By:________________________________
     Assistant Secretary

Date:

                    Trustee's Certificate of Authentication


          This is one of the Series 1995-A Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                       HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee



                                       By:_____________________________________
                                                 Authorized Officer

                                   EXHIBIT B
                                      to
                           SERIES 1995-A SUPPLEMENT


                   FORM OF SERIES 1995-A CLASS B CERTIFICATE


No._____________                                       $____________________


                              SPIEGEL MASTER TRUST
                       SERIES 1995-A CLASS B CERTIFICATE


Evidencing a subordinated undivided interest in a trust originated by Spiegel Credit Corporation III ("SCC"), the corpus of which consists of a portfolio of receivables created under charge accounts originated by First Consumers National Bank ("FCNB") or Spiegel, Inc. ("Spiegel") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of
                             FCNB, SCC or Spiegel)

          This certifies that __________________ (the "Class B Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts originated by FCNB or Spiegel and acquired by SCC from FCNB and Spiegel Acceptance Corporation ("SAC") pursuant to a Receivables Purchase Agreement, dated as of September 20, 1994, among SCC, FCNB and SAC, as amended, and transferred by SCC to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, as amended and supplemented by the Series 1995-A Supplement thereto and the Transfer Agreement No. 1 of Receivables in Additional Accounts, dated March 16, 1995 (collectively, the "Pooling and Servicing Agreement"), among SCC, FCNB and Harris Trust and Savings Bank, as trustee.

          THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, SCC OR SPIEGEL, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES AND IS EXPRESSLY

SUBORDINATED TO THE CLASS A CERTIFICATES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          SCC has structured the Pooling and Servicing Agreement and the Series 1995-A Certificates with the intention that the Series 1995-A Class B Certificates will qualify under applicable tax law as indebtedness, and each Class B Certificateholder by acceptance of its Series 1995-A Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Series 1995-A Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing, as amended from time to time, the Class B Certificateholder by virtue of its acceptance hereof assents and by which the Class B Certificateholder is bound.

          This Certificate is one of a series of Certificates entitled "Spiegel Master Trust Series 1995-A Certificates" (the "Series 1995-A Certificates"), consisting of three classes, the Series 1995-A Class A Certificates (the "Class A Certificates"), the Series 1995-A Class B Certificates (the "Class B Certificates") and the Series 1995-A Class C Certificates (the "Class C Certificates"), each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1995-A Certificateholders. This Certificate is one of the Class B Certificates. The Class B Certificates are subordinate in right of payment to the Class A Certificates. The Exchangeable Seller Certificate represents the interest in the remaining undivided interest in the Trust not represented by all Series of Investor Certificates issued by the Trust. The Exchangeable Seller Certificate may be exchanged by SCC pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

     Class B Certificate Interest will be distributed monthly on the fifteenth Business Day of each calendar month (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date, in each case to but excluding the date of payment thereof (an "Accrual Period"). Class B Certificate Interest accrued during the Accrual Period will be distributed to the Class B Certificateholder of record as of the close of business on the last Business Day of the month preceding the related Distribution Date. Certificate Principal will be distributed to the Class B Certificateholder on the Distribution Date of each calendar month commencing with the first Distribution Date occurring on or after the Class B Principal Payment Commencement Date.

          The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

          The obligations in favor of this Class B Certificate created by the Pooling and Servicing Agreement shall terminate on the earlier of (i) the date after which funds shall have been deposited in the Distribution Account sufficient to pay the Class B Investor Amount plus Class B Certificate Interest accrued through the date of distribution thereof and (ii) the day on which final payment is made on the Class B Certificates, but in no event later than the September, 2004 Distribution Date.

          Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement and the surrender of the Exchangeable Seller Certificate, the Trustee shall return to the holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in, to and under the Receivables, whether then existing or thereafter created, and all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables), all proceeds thereof and Insurance Proceeds relating thereto except for amounts held by the Trustee pursuant to Section 12.3(b) of the Pooling and Servicing Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holder of the Exchangeable Seller Certificate to vest in it all right, title and interest which the Trust had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Class B Certificate to be duly executed under its official seal.


                                       HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee


                                       By:____________________________________
                                            Vice President

[Seal]

Attested to:


By:_____________________________
     Assistant Secretary


Date:

                    Trustee's Certificate of Authentication


          This is one of the Series 1995-A Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                       HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee



                                       By:_____________________________________
                                             Authorized Officer

                                   EXHIBIT C
                                      to
                           SERIES 1995-A SUPPLEMENT

                   FORM OF SERIES 1995-A CLASS C CERTIFICATE


THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND FROM APPLICABLE STATE SECURITIES LAWS, AND IS NOT TRANSFERRABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS OR THE AVAILABILITY OF EXEMPTIONS THEREFROM.


No______________                                            $_________________


                             SPIEGEL MASTER TRUST
                       SERIES 1995-A CLASS C CERTIFICATE


Evidencing a subordinated undivided interest in a trust originated by Spiegel Credit Corporation III ("SCC"), the corpus of which consists of a portfolio of receivables created under charge accounts originated by First Consumers National Bank ("FCNB") or Spiegel, Inc. ("Spiegel") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of
                             FCNB, SCC or Spiegel)

          This certifies that ________________________ (the "Class C Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust") , the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts originated by FCNB or Spiegel and acquired by SCC from FCNB and Spiegel Acceptance Corporation ("SAC") pursuant to a Receivables Purchase Agreement, dated as of September 20, 1994, among SCC, FCNB and SAC, as amended, and transferred by SCC to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, as amended and supplemented by the Series 1995-A Supplement thereto and the Transfer Agreement No. 1 of Receivables in Additional Accounts, dated March 16, 1995 (collectively, the "Pooling and Servicing Agreement"), among SCC, FCNB and Harris Trust and Savings Bank, as trustee.

          THIS CLASS C CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, SCC OR SPIEGEL, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS C CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES AND IS EXPRESSLY SUBORDINATED TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          SCC has structured the Pooling and Servicing Agreement and the Series 1995-A Certificates with the intention that the Series 1995-A Class C Certificates will qualify under applicable tax law as indebtedness, and the Class C Certificateholder by acceptance of its Series 1995-A Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Series 1995-A Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class C Certificateholder by virtue of its acceptance hereof assents and by which the Class C Certificateholder is bound.

          This Certificate is one of a series of Certificates entitled "Spiegel Master Trust Series 1995-A Certificates" (the "Series 1995-A Certificates"), consisting of three classes, the Series 1995-A Class A Certificates (the "Class A Certificates"), the Series 1995-A Class B Certificates (the "Class B Certificates") and the Series 1995-A Class C Certificates (the "Class C Certificates"), each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1995-A Certificateholders. This Certificate is one of the Class C Certificates. The Class C Certificate is subordinated in right of payment to the Class A Certificates and the Class B Certificates. The Exchangeable Seller Certificate represents the interest in the remaining undivided interest in the Trust not represented by all Series of Investor Certificates issued by the Trust. The Exchangeable Seller Certificate may be exchanged by SCC pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

          SCC from time to time may subdivide the Class C Certificates and may sell or otherwise transfer all or a portion thereof to other investors. The aggregate principal amount of the Class C Certificates may increase and decrease upon the occurrence of certain events defined in the Pooling and Servicing Agreement.

          The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class C Certificateholder or such Class C Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

          The obligations in favor of this Class C Certificate created by the Pooling and Servicing Agreement shall terminate on the day on which final payment is made on the Series 1995-A Certificates, but in no event later than the September, 2004 Distribution Date.

          Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement and the surrender of the Exchangeable Seller Certificate, the Trustee shall return to the holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in, to and under the Receivables, whether then existing or thereafter created, and all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables), all proceeds thereof and Insurance Proceeds relating thereto except for amounts held by Trustee pursuant to Section 12.3(b) of the Pooling and Servicing Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holder of the Exchangeable Seller Certificate to vest in it all right, title and interest which the Trust had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signature, this Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Class C Certificate to be duly executed under its official seal.

                                       HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee



                                       By:____________________________________
                                            Vice President

[Seal]

Attested to:


By:_____________________________
     Assistant Secretary


Date:

                    Trustee's Certificate of Authentication


          This is one of the Series 1995-A Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee



                                       By:_________________________________
                                                 Authorized Officer

                                   EXHIBIT D
                                      to
                           SERIES 1995-A SUPPLEMENT

                   FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                            NOTIFICATION TO TRUSTEE

                             SPIEGEL MASTER TRUST
                                 SERIES 1995-A

          The undersigned, a duly authorized representative of First Consumers National Bank ("FCNB"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 13, 1994, as amended and supplemented by the Series 1995-A Supplement thereto (the "Pooling and Servicing Agreement") among Spiegel Credit Corporation III ("SCC"), FCNB and Harris Trust and Savings Bank, as trustee (the "Trustee"), does hereby certify as follows:

          A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement, as amended by the Series 1995-A Supplement thereto; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to Section 4.6 of the Pooling and Servicing Agreement.

          B.  FCNB is the Servicer under the Pooling and Servicing Agreement.

          C.  The undersigned is a Servicing Officer.

          D. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL

          Pursuant to Section 4.6, the Servicer does hereby instruct the Trustee
(i) to make a withdrawal from the Finance Charge Sub-subaccount on ____________, 199_, which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below [, including $_______________ to be withdrawn from the Principal Collection Sub-subaccount pursuant to Section 4.11,] in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.6:


     A.   Pursuant to Subsection 4.6(a):
          -----------------------------

          Class A Certificate Interest for the
          preceding Accrual Period............................$______________

     B.   Pursuant to Subsection 4.6(b):
          -----------------------------

          Class B Certificate Interest for the
          preceding Accrual Period............................$______________

     C.   Pursuant to Subsection 4.6(c):
          -----------------------------

          Investor Monthly Servicing Fee
          for the preceding Monthly Period....................$______________

     D.   Pursuant to Subsection 4.6(d):
          -----------------------------

          Investor Default Amount for the preceding
          Monthly Period (less the aggregate amount
          of Investor Charge Offs in respect of such
          Monthly Period).....................................$______________

     E.   Pursuant to Subsection 4.6(e):
          -----------------------------

          Aggregate reimbursed Investor Charge
          Offs, Class B Reallocated Amounts and
          Class C Reallocated Amounts.........................$______________

     F.   Pursuant to Subsection 4.6(f):
          -----------------------------

          Excess Spread payable to the holder of
          the Class C Certificate.............................$______________

II.  INSTRUCTION TO MAKE A WITHDRAWAL

          Pursuant to Section 4.8, the Servicer does hereby instruct the Trustee
(i) to make a withdrawal from the Principal Collection Sub-subaccount on _____________, 199_, which date is a Transfer Date under the Pooling and Servicing Agreement, and (ii) apply such amount in accordance with Section 4.8:

     A.  Amounts to be distributed to the Series
         1995-A Class A Certificateholders in accordance
         with Subsection 4.8(b)(i) and Section 5.1............$_____________

     B.  Amounts to be distributed to the Series 1995-A Class B
         Certificateholders in accordance with Subsection

         4.8(b)(ii) and Section 5.1...........................$_____________

     C.  Amounts to be distributed to the Series 1995-A Class C
         Certificateholders in accordance with Subsection
         4.8(b)(iii) and Section 5.1..........................$____________

     D.  Amount to be distributed to the Holder of
         the Exchangeable Seller Certificate..................$____________

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ___________day of________________, 199__.

                                       FIRST CONSUMERS NATIONAL BANK,
                                            as Servicer


                                       By: ___________________________________
                                           Title:

                                   EXHIBIT E
                                      to
                           SERIES 1995-A SUPPLEMENT

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             SPIEGEL MASTER TRUST
                                 SERIES 1995-A

          Under Section 5.2 of the Amended and Restated Pooling and Servicing Agreement dated as of December 13, 1994, as amended by the Series 1995-A Supplement thereto (the "Pooling and Servicing Agreement"), among Spiegel Credit Corporation III, First Consumers National Bank ("FCNB") and Harris Trust and Savings Bank, as trustee (the "Trustee"), FCNB, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-A Certificateholders and the performance of the Spiegel Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of _____________, 199__ and with respect to the performance of the Trust during the month of _______________ 199__ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate basis and on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Capitalized terms used in this certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution
     (stated on the basis of $1,000 original certificate principal amount)

     1.  The total amount of the distribution to
         Certificateholders on ____________ 199__, per
         $1,000 original certificate principal
         amount...............................................$________________


     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Certificates, per $1,000 original certificate
         principal amount.....................................$________________

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount.........................$________________

B.   Information Regarding the Performance of the Trust

     1.  The aggregate amount of Collections on Principal
         Receivables processed during the month of
         _____________,199__ which were allocated in
         respect of the Certificates..........................$_______________

     2.  Principal Receivables in the Trust

     (a) The aggregate amount of Principal Receivables
         in the Trust as of end of the day on
         _____________, 199__ the last day of
         the month............................................$______________


     (b) The Class A Investor Amount as of
         ___________, 199__ (the last day of the
         month)...............................................$______________

     (c) The Class B Investor Amount as of
         ______________, 199__ (the last day of the
         month)...............................................$______________

     (d) The Class C Investor Amount as of
         ____________, 199__ (the last day of the
         month)...............................................$_____________


     (e) The Investor Amount as of__________, 199__
         (the last day of the month)..........................$_____________

     (f) The Investor Amount set forth in paragraph 2(e)
         above as a percentage of the aggregate amount
         of Principal Receivables set forth in paragraph
         2(a) above...........................................$_____________

     3.   Delinquent Balances

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the date such delinquency was determined for the month of _________, 199__:


                                                               Aggregate Account
                                                                   Balance
                                                                   -------
          (a)    one month:                                    $_______________
          (b)    two months:                                   $_______________
          (c)    three months:                                 $_______________
          (d)    four months:                                  $_______________
          (e)    five months:                                  $_______________
          (f)    six or more months:                           $_______________
          Total:                                               $_______________

     4.   Monthly Period Finance Charge
          Sub-subaccount Allocation for the month
          of ______________, 199___.................................$__________

     5.   Investor Default Amount

          The aggregate amount of all defaulted
          Receivables written off as uncollectible
          during the month of __________, 199__
          allocable to the Investor Amount (the
          "Aggregate Investor Default Amount")......................$__________

     6.   Investor Net Recoveries for the month
          of ____________, 199__ ...................................$__________

     7.   Class A Certificate Interest for the
          month of ____________, 199__ .............................$__________

     8.   Class B Certificate Interest for the
          month of __________, 199___ ..............................$__________

     9.   Investor Monthly Servicing Fee for the
          month of ____________, 199__ .............................$__________

     10.  The Required Class C Percentage and the
          Class C Investor Percentage as of the last day of
          the month of_____________, 199___.........................$__________

     11.  Total Deficiency Amount, Investor Charge
          Offs and Reimbursement of Charge Offs

          (a)  The excess, if any, of the sum of
               the amounts set forth in paragraphs
               5, 7, 8 and 9 above over the amount set
               forth in paragraph 4 above (the
               "Total Deficiency Amount")...........................$_________

          (b)  The lesser of the Total Deficiency
               Amount and the Class C Investor Amount
               (the "Class C Investor Charge Off")..................$_________

          (c)  The excess, if any, of the Total
               Deficiency Amount over the Class C
               Investor Amount (the "Class B
               Investor Charge Off")................................$_________

          (d)  The excess, if any, of the Total
               Deficiency Amount over the sum of the
               Class C Investor Amount and the Class
               B Investor Amount (the "Class A Investor
               Charge Off") ........................................$_________

          (e) The least of (i) the excess, if any,
               of the Total Deficiency Amount
               over the Investor Default Amount,
               (ii) the Class C Investor Amount
               and, (iii) the amount of principal collections
               available (plus any amounts allocated to Class C
               pursuant to (f), the "Class C Reallocated
               Amounts")............................................$_________

          (f)  The least of (i) the Total Deficiency
               Amount after giving effect to (e),
               (ii) the Class B Investor Amount,
               and (iii) the amount of principal
               collections available (such amount less
               any remaining Class C Investors
               Amount, the "Class B Reallocated
               Amounts")............................................$_________

          (g)  The total amount reimbursed to the
               Trust in the current month in
               respect of Class A Investor Charge
               Offs in prior months ................................$_________

          (h)  The total amount reimbursed to the
               Trust in the current month in respect of
               Class B Investor Charge Offs in prior months ........$_________

          (i)  The total amount reimbursed to the
               Trust in the current month in respect of
               Class C Investor Charge Offs in prior months ........$_________

          (j)  The total amount reimbursed to the
               Trust in the current month in respect of
               Class B Reallocated Amounts in prior months..........$_________

          (k)  The total amount reimbursed to the
               Trust in the current month in respect of
               Class C Reallocated Amounts in prior months .........$_________

     12.  The average of the Portfolio Yield for the prior three
          Monthly Periods ..........................................$_________

     13.  The Pool Factor

          (a) The Class A Pool Factor (which represents the ratio of the amount of the Class A Investor Amount on the last day of the month of _____________, 199__ (adjusted for the Class A Charge Offs set forth in 10(d) above and the amount of the reimbursement set forth in 10(g) above) to the amount of the Class A Investor Amount as of the Initial Closing Date). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the holder's Certificate by the relevant Pool Factor.....$_________

          (b) The Class B Pool Factor (which represents the ratio of the amount of the Class B Investor Amount on the last day of the month of ______________, 199__ (adjusted for the Class B Charge Offs set forth in 10(c) above and the amount of the reimbursement set forth in 10(h) above) to the amount of the Class B Investor Amount as of the Initial Closing Date). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the holder's Certificate by the relevant Pool Factor..........................$_________

          (c) The Class C Pool Factor (which represents the ratio of the amount of the Class C Investor Amount on the last day of the month of ___________, 199__ (adjusted for the Class C Charge Offs set forth in 10(b) above and the amount of the reimbursement set forth in 10(i) above) to the amount of the Class C Investor Amount as of the Initial Closing Date). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the holder's Certificate by the relevant Pool Factor.....$_________

     14.  Portfolio Yield

          The Portfolio Yield for the month of ____________________, 199__
          ..........................................................$_________

     15.  Base Rate

          The Base Rate for the Accrual Period ending ________________, 19__
          ..........................................................$_________

     16.  Excess Spread

          The Excess Spread in respect of such Distribution Date....$_________

C.   Accounts Added/Removed

     The number of Additional Accounts which have been added to the Trust pursuant to subsection 2.6 of the Pooling and Servicing Agreement, and the number of Accounts which have been removed from the Trust pursuant to
     Section 2.7, during the month of ________________, 19__ .........$_________

                                               FIRST CONSUMERS NATIONAL BANK,
                                                     as Servicer


                                               By:_____________________________
                                               Title:__________________________

                                  EXHIBIT F-1
                                      to
                                 SERIES 1995-A
                                  SUPPLEMENT

                                  EXHIBIT I-1
                                      to
                         AMENDED AND RESTATED POOLING
                            AND SERVICING AGREEMENT

                           PRIVATE PLACEMENT LEGEND

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY.

                                  EXHIBIT F-2
                                      to
                                 SERIES 1995-A
                                  SUPPLEMENT

                                  EXHIBIT I-2
                                      to
                         AMENDED AND RESTATED POOLING
                            AND SERVICING AGREEMENT

                          FORM OF UNDERTAKING LETTER

                                                            [Date]
First Consumers National Bank
P.O. Box 5280
Portland, Oregon 97208
Attention:  President

Harris Trust and Savings Bank
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606
Attention:  Indenture Trust Division

Spiegel Credit Corporation III
400 West 9th Street, Suite 101B
Wilmington, Delaware 19801
Attention:  President

          Re:  Purchase of $___________ 1/ principal amount of
                                        -
               Spiegel Master Trust, Series [ ] Class [ ]
               Certificates

Dear Sirs:

     In connection with our purchase of the above-referenced Certificates (the "Certificates") we confirm that:

          (i) We understand that the certificates are not being registered under the Securities Act Of 1933, as amended (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act;

_______________________

1/  Not less than $250,000 minimum principal amount.
-

          (ii) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

          (iii) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing under paragraph (iv) below) are able to bear the economic risk of an investment in the Certificates; we (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act); and we are not and none of such accounts is, a Benefit Plan;

          (iv) we are acquiring the Certificates for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Certificates, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

          (v) we agree that the Certificates must be held indefinitely by us unless the Certificates are subsequently registered under the Securities Act or an exemption from any registration requirements of that Act and any applicable state securities laws is available;

          (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Certificates unless

                 (A) (1) the sale is of at least U.S. $250,000 principal amount of Certificates to an Eligible Purchaser (as defined below),
          (2) a letter substantially to the same effect as paragraphs (i), (ii),
          (iii), (iv), (v) and (vi) of this letter is executed promptly by such purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever;

                 (B) the Certificates are transferred pursuant to Rule 144 promulgated under the Securities Act by us after we have held them for more than three years; or

                 (C) the Certificates are sold in any other transaction that does not require registration under the Securities Act and, if the Seller, the Servicer, the Trustee or the Transfer Agent and Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

                 (D) the Certificates are transferred pursuant to Rule 144A promulgated under the Securities Act; and

          (vii) we understand that the Certificates will bear a legend to substantially the following effect:

     "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN."

     "THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW)."

The first paragraph of this legend may be removed if the Seller, the Servicer, the Trustee and the Transfer Agent and Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that such paragraph may be removed.

     "Eligible Purchaser" means either an Eligible Dealer or a corporation,
      ------------------
partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means
                                                       ---------------
any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. "Benefit Plan" means any employee benefit
                                      ------------
plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, among Spiegel Credit Corporation III, First Consumers National Bank and Harris Trust and Savings Bank, as amended by Series 1995-A Supplement dated as of March ___, 1995.

                                 Very truly yours,

                                  _______________________________
                                 (Name of Purchaser)

                                 By:_____________________________
                                    (Authorized Officer)

                                  EXHIBIT G-1
                                      to
                                 SERIES 1995-A
                                  SUPPLEMENT

                                  EXHIBIT J-1
                                      to
                         AMENDED AND RESTATED POOLING
                            AND SERVICING AGREEMENT

                     FORM OF CLEARANCE SYSTEM CERTIFICATE
                         TO BE GIVEN TO THE TRUSTEE BY
                            EUROCLEAR OR CEDEL FOR
                      DELIVERY OF DEFINITIVE CERTIFICATES
                        IN EXCHANGE FOR A PORTION OF A
                           TEMPORARY GLOBAL SECURITY

                             SPIEGEL MASTER TRUST,
                       Series [ ] Class [ ] Certificates
                       ---------------------------------

                  [Insert title or sufficient description of
                         Certificates to be delivered]

     We refer to that portion of the temporary Global Certificate in respect of the above-captioned issue which is herewith submitted to be exchanged for definitive Certificates (the "Submitted Portion") as provided in the Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, among Spiegel Credit Corporation III, First Consumers National Bank and Harris Trust and Savings Bank, as amended by Series 1995-A Supplement dated as of March _, 1995 (as further amended and supplemented from time to time, the "Agreement") in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person's beneficial interest either (a) from such person on behalf of an institutional investor qualifying as a "Qualified Institutional Buyer," substantially in the form of Exhibit J-2 to the Agreement, or (b) from any other person, substantially in the form of Exhibit J-3 to the Agreement, and (ii) the Submitted Portion includes no part of the temporary Global Certificate excepted in such certificates.

     We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:1/
      -

                                 [Morgan Guaranty Trust, Company of New
                                    York, Brussels office, as operator of the
                                    Euroclear Systems]2/
                                                      -
                                 [CEDEL societe anonyme]2/
                                                           -
                                 By: ____________________________
___________________

1/  To be dated on the Euro-Exchange Date.
-
2/  Delete the inappropriate reference.
-

                                  EXHIBIT G-2
                                      to
                                 SERIES 1995-A
                                  SUPPLEMENT

                                  EXHIBIT J-2
                                      to
                         AMENDED AND RESTATED POOLING
                            AND SERVICING AGREEMENT

                      FORM OF CERTIFICATE TO BE DELIVERED
                             TO EUROCLEAR OR CEDEL
                          BY [INSERT NAME OF MANAGER]
                WITH RESPECT TO REGISTERED CERTIFICATES SOLD TO
                        QUALIFIED INSTITUTIONAL BUYERS

                             SPIEGEL MASTER TRUST,
                      Series [ ] Class [ ]  Certificates
                      ----------------------------------

     In connection with the initial issuance and placement of the above referenced Certificates (the "Certificates") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, among Spiegel Credit Corporation III, First Consumers National Bank and Harris Trust and Savings Bank, as amended by Series 1995-A Supplement dated as of March __, 1995 (as further amended and supplemented from time to time, the "Agreement"), an institutional investor in the United States ("institutional investor") is purchasing U.S. $_____________ aggregate principal amount of the Certificates held in our account at [Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System] [Cedel societe anonyme) on behalf of such investor.

     We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A promulgated under the Securities Act of 1933, as amended.

     The Definitive Certificates in respect of this certificate are to be issued in registered form in the minimum denomination of U.S. $500,000 and such Definitive Certificates (and, unless the Agreement otherwise provides, any Certificates issued in exchange or substitution for or on registration of transfer of Certificates) shall bear the following legend:

    "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
     SECURITIES ACT OF 1933. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN

     AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE CANNOT BE EXCHANGED FOR A BEARER CERTIFICATE."

Dated:

                                 [                                    ]



                                 By:___________________________________
                                    Authorized Officer

                                  EXHIBIT G-3
                                      to
                                 SERIES 1995-A
                                  SUPPLEMENT

                                  EXHIBIT J-3
                                      to
                         AMENDED AND RESTATED POOLING
                            AND SERVICING AGREEMENT

                      FORM OF CERTIFICATE TO BE DELIVERED
                          TO EUROCLEAR OR CEDEL BY A
                    BENEFICIAL OWNER OF CERTIFICATES, OTHER
                     THAN A QUALIFIED INSTITUTIONAL BUYER

                             SPIEGEL MASTER TRUST,
                       Series [ ] Class [ ] Certificates
                       ---------------------------------

     This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the above-captioned Certificates held by you for our account (i) are owned by a person that is not a U.S. Person, or (ii) are owned by & U.S. Person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c) (1)(v) (a "financial institution@) purchasing for its own account or for resale, or (B) a U.S. Person who acquired the Certificates through the foreign branch of a financial institution and who holds the Certificates through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165 (j) (3)
(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Certificates for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

     We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Certificates in bearer form with respect to such of said Certificates as then appear in your books as being held for our account.

     This certificate excepts and does not relate to U.S. $_______________ principal amount of Certificates held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Certificates in such principal amount cannot be made until we are able to so certify.

     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Dated:/1/




                                            By:___________________________
                                               As, or an agent for, the
                                               beneficial owner(s) of the
                                               interest in the Certificates to
                                               which this certificate relates.









___________________

/1/ This Certificate must be dated on the earlier of the date of the first actual payment of interest in respect of the Certificates and the date of the delivery of the Certificates in definitive form.